UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock - $2.50 Par Value per share	SWK	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Syndicated 364-Day Credit Agreement

On September 7, 2022, Stanley Black & Decker, Inc., a Connecticut corporation (the “Company”) entered into a syndicated 364-Day Credit Agreement (the “Syndicated 364-Day Credit Agreement”) with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents. The Syndicated 364-Day Credit Agreement consists of a $1.5 billion revolving credit loan, which may be drawn by the Company and its subsidiaries which are designated as Designated Borrowers under the Syndicated 364-DayCredit Agreement (each, a “Syndicated 364 Borrower”). The Company guarantees its obligations and the obligations of each Designated Borrower under the Syndicated 364-Day Credit Agreement.

Borrowings under the Syndicated 364-Day Credit Agreement may be made in US Dollars or Euros, pursuant to the terms of the Syndicated 364-Day Credit Agreement. Borrowings under the Syndicated 364-Day Credit Agreement bear interest at rates equal to, at the option of the Company, the Base Rate, the EURIBO Rate or Term SOFR (as such terms are defined in the Syndicated 364-Day Credit Agreement) plus the applicable margin specified in the Syndicated 364-Day Credit Agreement.

The Company must repay all advances under the Syndicated 364-Day Credit Agreement by the earlier of (i) September 6, 2023 or (ii) the date of termination in whole, at the election of the Company, of the commitments by the lenders under the Syndicated 364-Day Credit Agreement (the “Syndicated 364 Termination Date”). The Company may, however, convert all advances outstanding on the Syndicated 364 Termination Date in effect at such time into a term loan (“Syndicated Term Loan”), provided that the Company, among other things, pays a fee to the administrative agent for the account of each lender. The Syndicated Term Loan shall be repaid in full no later than the first anniversary of the Syndicated 364 Termination Date.

Each Syndicated 364 Borrower may prepay advances, subject to the terms and conditions of the Syndicated 364-Day Credit Agreement. In addition, upon a change of control, the Company may be required to prepay any borrowings under the Syndicated 364-Day Credit Agreement upon request of the lenders holding at least a majority of the commitments under the Syndicated 364-Day Credit Agreement.

The proceeds under the Syndicated 364-Day Credit Agreement may be used solely for general corporate purposes. None of the proceeds from the Syndicated 364-Day Credit Agreement were drawn down at closing.

The Syndicated 364-Day Credit Agreement contains customary affirmative and negative covenants that include, among other things:

•	maintenance of an interest coverage ratio;

•	a limitation on creating liens on certain property of the Company and its subsidiaries;

•	a restriction on mergers, consolidations, liquidations or sales of substantially all of the assets of the Company or its subsidiaries; and

•	a restriction on entering into certain sale-leaseback transactions.

The Syndicated 364-Day Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required to repay all amounts outstanding under the Syndicated 364-Day Credit Agreement.

The description contained herein is a summary of certain material terms of the Syndicated 364-Day Credit Agreement and is qualified in its entirety by reference to the Syndicated 364-Day Credit Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Club 364-Day Credit Agreement

On September 7, 2022, the Company entered into a club 364-Day Credit Agreement (the “Club 364-Day Credit Agreement”) with each of the four initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents. The Club 364-Day Credit Agreement consists of a $500 million revolving credit loan, which may be drawn by the Company and its subsidiaries which are designated as Designated Borrowers under the Club 364-Day Credit Agreement. The Company guarantees its obligations and the obligations of each Designated Borrower under the Club 364-Day Credit Agreement.

With the exception of the amounts available thereunder, the material terms of the Club 364-Day Credit Agreement are identical to the material terms of the Syndicated 364-Day Credit Agreement. None of the proceeds from the Club 364-Day Credit Agreement were drawn down at closing

The description contained herein is a summary of certain material terms of the Club 364-Day Credit Agreement and is qualified in its entirety by reference to the Club 364-Day Credit Agreement attached as Exhibit 10.2 hereto and incorporated herein by reference.

Amendment No. 1 to Amended and Restated Five Year Credit Agreement

On September 7, 2022, the Company entered into that certain Amendment No. 1 to the Amended and Restated Five Year Credit Agreement (“Amendment No. 1”) with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as administrative agent to amend that certain Amended and Restated Five Year Credit Agreement dated as of September 8, 2021 (as amended, the “5-Year Credit Agreement”) among the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and JPMorgan Chase Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as syndication agents.

Amendment No. 1 amends the 5-Year Credit Agreement to, among other things, incorporate a successor rate to USD LIBOR.

The description contained herein is a summary of certain material terms of Amendment No. 1 and is qualified in its entirety by reference to Amendment No. 1 attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of September 2021 Credit Agreement

In connection with its entry into the Syndicated 364-Day Credit Agreement, the Company terminated the 364-Day Credit Agreement, dated September 8, 2021, as amended, with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents.

Termination of November 2021 Credit Agreement

In connection with its entry into the Club 364-Day Credit Agreement, the Company, by way of notice delivered to the administrative agent on September 7, 2022, terminated the 364-Day Credit Agreement, dated November 16, 2021, as amended, with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents.

Termination of January 2022 Credit Agreement

On August 2, 2022, the Company provided notice that it was terminating the 364-Day Credit Agreement (the “January 2022 Credit Agreement”), dated January 26, 2022, with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A. and BofA Securities, Inc., as lead arrangers and book runners, and Bank of America, N.A. as syndication agent effective as of August 5, 2022. As previously disclosed, the Company announced on July 22, 2022 that it had completed the sale of certain of its electronic security solutions and healthcare solutions businesses to Securitas AB for $3.2 billion in cash. A portion of the net proceeds from the sale were used to pay down the amounts borrowed under the January 2022 Credit Agreement. The material terms of the January 2022 Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2022 and such description is incorporated by reference herein. There were no outstanding borrowings under the January 2022 Credit Agreement at the time of termination. The Company did not incur any termination penalties in connection with the termination of the January 2022 Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Syndicated 364-Day Credit Agreement, made as of September 7, 2022 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the lenders.

10.2	Club 364-Day Credit Agreement, made as of September 7, 2022 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the lenders.

10.3	Amendment No. 1 to Amended and Restated Five Year Credit Agreement, dated as of September 7, 2022 among Stanley Black & Decker, Inc., the lenders party thereto and Citibank, N.A. as administrative agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

Date: September 13, 2022	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary